July 22, 2021

BNY MELLON OPPORTUNITY FUNDS

-BNY Mellon Japan Womenomics Fund

Supplement to Current Statement of Additional Information

BNY Mellon Japan Womenomics Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on July 19, 2021, Fund shares held by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

GRP1-SAISTK-0721